SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short Duration Fund
Class A
Effective on or about February 11, 2019, the front-end sales charge on Class A shares is eliminated on new fund share purchases and all disclosure and references in the fund’s summary prospectus to a front-end sales charge of 2.75% and related sales charge discounts for Class A shares are hereby deleted.
Please Retain This Supplement for Future Reference
December 6, 2018
PROSTKR-1100